SEPTEMBER 30, 2007

RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

ESSENTIAL PORTFOLIO FUNDS

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

ESSENTIAL PORTFOLIO MODERATE FUND

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, Inc.

TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

5

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

7

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

10

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

11

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

12

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

14

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

15

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

21

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

25

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

The second and third quarters of 2007 represented one of the most challenging environments for investors in recent memory. The major market averages started off the period by setting new highs only to dramatically change course in a four-week period from mid-July to mid-August by staging a gut-wrenching decline. From there, equity markets embarked on a spectacular rally, retracing almost all of their earlier losses by the end of September. During this period, global credit markets seized up, and interest rates on super-safe U.S. Treasury securities fell while interest rates on everything else rose. Investors were right to ask what was happening.

What was happening was that the democratization of credit and its dispersion throughout the global financial system was showing its nastier side. Reckless home lending practices here in the U.S. found their way into financial markets across the globe through an array of highly engineered securities with acronyms such as CDOs,

CLOs and CMOs. Regardless of the moniker, the common thread was that by over-collateralizing low-quality debt, as if by alchemy, vast pools of low-quality mortgages could be transformed from junk status into AAA fixed-income securities.

Hedge funds purchased vast quantities of these structured products and leveraged this seemingly secure income stream in order to maximize returns. The problem was that Wall Street did not fully take into account how much the creditworthiness of home buyers had deteriorated in an era of loose underwriting standards. As rising defaults began to eat into collateral, rating agencies rushed to downgrade large swaths of the mortgage-backed bond market, sparking a stampede for the door.

Hedge funds were unable to meet redemption requests as investors backed away from credit exposure of all kinds.

A classic credit squeeze began to unfold as buyers disappeared and lenders, not knowing where subprime risk resided, refused to lend.

With hedge funds failing and credit markets beginning to shut down, central banks stepped in to restore order to the credit markets. Unfortunately, this backfired and the equity markets recoiled. Midcaps, international stocks,

energy, materials and consumer discretionary stocks all declined by double digit rates as investors attempted to limit their exposure to the global financial system and to the U.S. consumer who looked to be going into shock.

In this environment, short-term rates came screaming down and credit spreads exploded wider as investors ran for the safety of short maturity government debt.

The events of August ushered in the most profound development of the period—a change in monetary policy by the Federal Reserve (“Fed”). For the first time in four years, the Fed cut the benchmark Fed Funds target rate. Given the events leading up to this, the Fed’s September move was not unanticipated. What was a surprise, however, was the magnitude of the move. The central bank dropped the Fed Funds rate by a half-point to 4.75%.

With that, the markets exploded in a massive rally that brought the averages almost back to where they had started the quarter. Moreover, all the sectors that had been pummeled during the previous four weeks led the way higher. Having suffered through the roughest market in years, investment managers were determined not to miss the rebound.

One of the investment themes that strongly reasserted itself after the July-August sell-off was global growth. With economic growth in the U.S. slowing, investors are favoring sectors—such as energy, technology and basic materials—that derive much of their revenues and profits from overseas. For investors who had the fortitude to maintain their exposure to Rydex sector funds representing those areas over the last six months, they were handsomely rewarded with strong double digit-returns.

We also think it is very reasonable to assume that equity market volatility will be with us for some time. Low volatility strategies as represented by the Rydex Absolute Return Strategies, Hedged Equity and Managed Futures Strategy

Funds should provide a nice offset to the more dynamic global growth theme.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with us.

Sincerely,

David Reilly, CFA

Director of Portfolio Strategies

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2007 and ending September 30, 2007.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account val-

ues and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange

Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return.

Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account-closing fee will be taken from the proceeds of the redemption.

The calculations above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2007

September 30, 2007

Period*

Table 1. Based on actual Fund return

Essential Portfolio Conservative Fund

A-Class

0.01%

$1,000.00

$1,035.51

$0.06

C-Class

0.76%

1,000.00

1,030.99

3.85

H-Class

0.01%

1,000.00

1,035.48

0.05

Essential Portfolio Moderate Fund

A-Class

0.01%

1,000.00

1,042.61

0.07

C-Class

0.76%

1,000.00

1,039.05

3.89

H-Class

0.01%

1,000.00

1,042.61

0.07

Essential Portfolio Aggressive Fund

A-Class

0.01%

1,000.00

1,055.45

0.06

C-Class

0.76%

1,000.00

1,051.86

3.91

H-Class

0.01%

1,000.00

1,055.39

0.06

Table 2. Based on hypothetical 5% return

Essential Portfolio Conservative Fund

A-Class

0.01%

1,000.00

1,025.02

0.05

C-Class

0.76%

1,000.00

1,021.21

3.86

H-Class

0.01%

1,000.00

1,025.02

0.05

Essential Portfolio Moderate Fund

A-Class

0.01%

1,000.00

1,025.02

0.05

C-Class

0.76%

1,000.00

1,021.21

3.86

H-Class

0.01%

1,000.00

1,025.02

0.05

Essential Portfolio Aggressive Fund

A-Class

0.01%

1,000.00

1,025.02

0.05

C-Class

0.76%

1,000.00

1,021.21

3.86

H-Class

0.01%

1,000.00

1,025.02

0.05

of days in the most recent fiscal half-year, then divided by 365.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number

† Does not include expenses of the underlying funds in which the Funds invest, and is annualized.

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited)

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

OBJECTIVE:

To primarily seek preservation of capital and, secondarily, to seek long-term growth of capital.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

June 30, 2006

C-Class

June 30, 2006

Money Market Fund

H-Class

June 30, 2006

80%

Ten Largest Holdings (% of Total Net Assets)

Alternative Investment Funds

Rydex Series Funds — Government Long

60%

Bond 1.2x Strategy Fund

21.0%

International Equity Fund

Rydex Series Funds — U.S. Government

Money Market Fund

17.6%

40%

Rydex Series Funds — Europe 1.25x

Fixed-Income Fund

Strategy Fund

12.8%

Rydex Series Funds — Absolute Return

Domestic Equity Funds

20%

Strategies Fund

10.7%

Rydex Series Funds — Large-Cap

Value Fund

7.2%

Essential Portfolio Conservative Fund

0%

Rydex Series Funds — Commodities

Strategy Fund

5.1%

Rydex Series Funds — Mid-Cap

“Industry Diversification (Market Exposure as % of Net Assets)” excludes

Growth Fund

4.3%

any temporary cash investments.

Rydex Series Funds — Real Estate Fund

3.4%

Rydex Series Funds — Sector Rotation Fund

3.4%

Rydex Series Funds — Small-Cap

Growth Fund

2.6%

Top Ten Total

88.1%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

ESSENTIAL PORTFOLIO MODERATE FUND

OBJECTIVE:

To primarily seek growth of capital and, secondarily, to seek preservation of capital.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

June 30, 2006

C-Class

June 30, 2006

Alternative Investment Funds

H-Class

June 30, 2006

80%

Ten Largest Holdings (% of Total Net Assets)

Rydex Series Funds — Japan 1.25x

60%

International Equity Funds

Strategy Fund

13.5%

Rydex Series Funds — Europe 1.25x

Fixed-Income Fund

Strategy Fund

13.0%

40%

Rydex Series Funds — OTC Fund

11.2%

Rydex Series Funds — Government Long

20%

Domestic Equity Funds

Bond 1.2x Strategy Fund

8.3%

Rydex Series Funds — Commodities

Strategy Fund

8.1%

Rydex Series Funds — Absolute Return

0%

Strategies Fund

5.9%

Essential Portfolio Moderate Fund

Value Fund

5.3%

Rydex Series Funds — Large-Cap

Rydex Series Funds — Nova Fund

5.3%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes

Rydex Series Funds — Real Estate Fund

5.2%

any temporary cash investments.

Rydex Series Funds — Mid-Cap Growth Fund

4.4%

Grand Total

80.2%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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5

FUND PROFILES (Unaudited) (concluded)

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

OBJECTIVE:

To primarily seek growth of capital.

Industry Diversification (Market Exposure as % of Net Assets)

Inception Dates:

100%

A-Class

June 30, 2006

C-Class

June 30, 2006

Alternative Investment Funds

H-Class

June 30, 2006

80%

Ten Largest Holdings (% of Total Net Assets)

International Equity Funds

Rydex Series Funds — Japan 1.25x

60%

Strategy Fund

15.8%

Fixed-Income Fund

Rydex Dynamic Funds — OTC 2x

Strategy Fund

14.1%

40%

Rydex Dynamic Funds — S&P 500 2x

Strategy Fund

10.2%

Domestic Equity Funds

20%

Rydex Series Funds — Europe 1.25x

Strategy Fund

8.4%

Rydex Series Funds — Commodities

Strategy Fund

7.4%

Essential Portfolio Aggressive Fund

0%

Rydex Series Funds — Real Estate Fund

6.5%

Rydex Series Funds — Government Long

Bond 1.2x Strategy Fund

4.9%

“Industry Diversification (Market Exposure as % of Net Assets)” excludes

Rydex Series Funds — Mid-Cap Growth Fund

3.9%

any temporary cash investments.

Rydex Series Funds — Sector Rotation Fund

3.8%

Rydex Series Funds — Russell 2000® 1.5x

Strategy Fund

3.7%

Top Ten Total

78.7%

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

ESSENTIAL PORTFOLIO CONSERVATIVE FUND

VALUE

MARKET

SHARES

(NOTE 1)

MUTUAL FUNDS† 98.8%

Rydex Series Funds —

Government Long Bond 1.2x

Strategy Fund

204,285

$

2,159,287

Rydex Series Funds —

U.S. Government Money

Market Fund

1,803,033

1,803,033

Rydex Series Funds — Europe

1.25x Strategy Fund

47,820

1,313,132

Rydex Series Funds — Absolute

Return Strategies Fund

40,726

1,102,855

Rydex Series Funds — Large-Cap

Value Fund

22,345

734,690

Rydex Series Funds —

Commodities Strategy Fund

19,594

525,898

Rydex Series Funds — Mid-Cap

Growth Fund

13,547

436,890

Rydex Series Funds — Real

Estate Fund

9,318

354,187

Rydex Series Funds — Sector

Rotation Fund

21,024

347,738

Rydex Series Funds — Small-Cap

Growth Fund*

7,815

265,252

Rydex Series Funds — Multi-Cap

Core Equity Fund

14,284

243,403

Rydex Series Funds — Mid-Cap

Value Fund

6,827

240,037

Rydex Series Funds — Hedged

Equity Fund

7,969

213,579

Rydex Series Funds — Large-Cap

Growth Fund*

7,232

207,114

Rydex Series Funds — Small-Cap

Value Fund

6,269

198,365

Total Mutual Funds

(Cost $9,699,901)

10,145,460

Total Investments 98.8%

(Cost $9,699,901)

$ 10,145,460

Other Assets in Excess

of Liabilities – 1.2%

$

124,615

Net Assets – 100.0%

$ 10,270,075

* Non-Income Producing Security.

† Affiliated Funds—A Class shares

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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7

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

ESSENTIAL PORTFOLIO MODERATE FUND

VALUE

MARKET

SHARES

(NOTE 1)

MUTUAL FUNDS† 98.9%

Rydex Series Funds — Japan 1.25x

Strategy Fund

292,211

$

6,703,331

Rydex Series Funds — Europe

1.25x Strategy Fund

235,864

6,476,822

Rydex Series Funds —

OTC Fund*

414,731

5,557,389

Rydex Series Funds — Government

Long Bond 1.2x Strategy Fund

388,835

4,109,983

Rydex Series Funds — Commodities

Strategy Fund

150,271

4,033,267

Rydex Series Funds — Absolute

Return Strategies Fund

108,081

2,926,821

Rydex Series Funds — Large-Cap

Value Fund

80,623

2,650,880

Rydex Series Funds — Nova Fund

81,860

2,629,346

Rydex Series Funds — Real

Estate Fund

67,975

2,583,715

Rydex Series Funds — Mid-Cap

Growth Fund

68,390

2,205,580

Rydex Series Funds — Sector

Rotation Fund

107,694

1,781,254

Rydex Series Funds — Mid-Cap

Value Fund

38,838

1,365,550

Rydex Series Funds — Small-Cap

Growth Fund*

40,127

1,361,906

Rydex Series Funds — Russell

2000® 1.5x Strategy Fund

26,464

981,287

Rydex Series Funds — Large-Cap

Growth Fund*

34,074

975,867

Rydex Series Funds — Multi-Cap

Core Equity Fund

56,882

969,264

Rydex Series Funds — Small-Cap

Value Fund

29,990

948,886

Rydex Series Funds — Hedged

Equity Fund

32,880

881,193

Total Mutual Funds

(Cost $46,149,723)

49,142,341

Total Investments 98.9%

(Cost $46,149,723)

$ 49,142,341

Other Assets in Excess

of Liabilities – 1.1%

$

522,041

Net Assets – 100.0%

$ 49,664,382

* Non-Income Producing Security.

† Affiliated Funds—A Class shares

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2007

ESSENTIAL PORTFOLIO AGGRESSIVE FUND

VALUE

MARKET

SHARES

(NOTE 1)

MUTUAL FUNDS† 98.9%

Rydex Series Funds — Japan 1.25x

Strategy Fund

199,846

$

4,584,477

Rydex Dynamic Funds — OTC 2x

Strategy Fund*

133,427

4,101,558

Rydex Dynamic Funds — S&P 500

2x Strategy Fund

56,038

2,961,057

Rydex Series Funds — Europe

1.25x Strategy Fund

89,501

2,457,704

Rydex Series Funds —

Commodities Strategy Fund

80,633

2,164,200

Rydex Series Funds — Real

Estate Fund

50,081

1,903,568

Rydex Series Funds —

Government Long Bond 1.2x

Strategy Fund

134,865

1,425,527

Rydex Series Funds — Mid-Cap

Growth Fund

35,345

1,139,882

Rydex Series Funds — Sector

Rotation Fund

66,353

1,097,482

Rydex Series Funds — Russell

2000® 1.5x Strategy Fund

29,268

1,085,266

Rydex Series Funds — Small-Cap

Value Fund

31,643

1,001,197

Rydex Series Funds — Small-Cap

Growth Fund*

28,927

981,771

Rydex Series Funds — Absolute

Return Strategies Fund

32,534

881,024

Rydex Series Funds — Mid-Cap

Value Fund

20,325

714,631

Rydex Series Funds — Large-Cap

Growth Fund*

20,083

575,173

Rydex Series Funds — Hedged

Equity Fund

21,343

571,986

Rydex Series Funds — Multi-Cap

Core Equity Fund

33,444

569,877

Rydex Series Funds — Large-Cap

Value Fund

17,286

568,359

Total Mutual Funds

(Cost $26,354,669)

28,784,739

Total Investments 98.9%

(Cost $26,354,669)

$ 28,784,739

Other Assets in Excess

of Liabilities – 1.1%

$

318,431

Net Assets – 100.0%

$ 29,103,170

* Non-Income Producing Security.

† Affiliated Funds—A Class shares

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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9

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2007

Essential

Essential

Essential

Conservative

Moderate

Aggressive

Portfolio

Portfolio

Portfolio

Fund

Fund

Fund

ASSETS

Investments in Underlying Funds at Value* (Notes 1 and 2)

$10,145,460

$49,142,341

$28,784,739

Cash

23,854

435,321

89,084

Receivable for Securities Sold (Note 1)

128,000

100,000

250,000

Receivable for Fund Shares Sold

14,685

16,973

24,051

Investment Income Receivable (Note 1)

10,320

9,531

3,457

Total Assets

10,322,319

49,704,166

29,151,331

LIABILITIES

Payable for Securities Purchased (Note 1)

10,921

10,709

3,866

Payable for Fund Shares Redeemed

40,454

22,656

41,724

Distribution and Service Fees Payable (Note 3)

869

6,344

1,780

Custody Fees Payable

—

75

791

Total Liabilities

52,244

39,784

48,161

NET ASSETS

$10,270,075

$49,664,382

$29,103,170

NET ASSETS CONSIST OF

Paid-In Capital

$ 9,875,740

$47,630,947

$28,289,699

Undistributed Net Investment Income

70,296

4,886

16,601

Accumulated Net Realized Loss on Investments

(121,520)

(964,069)

(1,633,200)

Net Unrealized Appreciation on Investments

445,559

2,992,618

2,430,070

NET ASSETS

$10,270,075

$49,664,382

$29,103,170

A-Class

$ 2,103,464

$11,870,489

$13,915,082

C-Class

3,845,374

28,342,689

8,028,580

H-Class

4,321,237

9,451,204

7,159,508

SHARES OUTSTANDING

A-Class

189,876

1,078,118

1,281,983

C-Class

350,237

2,597,442

746,892

H-Class

389,588

858,256

659,432

NET ASSET VALUES

A-Class

$11.08

$11.01

$10.85

A-Class Maximum Offering Price**

11.63

11.56

11.39

C-Class

10.98

10.91

10.75

H-Class

11.09

11.01

10.86

* The cost of investments is $9,699,901, $46,149,723, and $26,354,669, respectively.

** Net asset value adjusted for the maximum sales charge of 4.75% of offering price.

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (Unaudited)

Period Ended September 30, 2007

Portfolio

Essential

Essential

Essential

Conservative

Moderate

Aggressive

Portfolio

Portfolio

Fund

Fund

Fund

INVESTMENT INCOME

Dividends from Underlying Funds (Note 1)

$

66,917

$

98,552

$

46,493

Total Income

66,917

98,552

46,493

EXPENSES

Distribution & Service Fees (Note 3):

C-Class

13,229

90,526

28,706

Custody Fees

424

3,140

1,910

Total Expenses

13,653

93,666

30,616

Net Investment Income

53,264

4,886

15,877

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 1)

Net Realized Loss on:

Affiliated Investment Securities

(96,882)

(748,950)

(998,491)

Total Net Realized Loss

(96,882)

(748,950)

(998,491)

Net Change in Unrealized Appreciation (Depreciation) on:

Affiliated Investment Securities

293,810

2,432,120

2,279,973

Net Change in Unrealized Appreciation (Depreciation)

293,810

2,432,120

2,279,973

Net Gain on Investments

196,928

1,683,170

1,281,482

Net Increase in Net Assets from Operations

$ 250,192

$1,688,056

$1,297,359

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

11

STATEMENTS OF CHANGES IN NET ASSETS

Essential Portfolio

Essential Portfolio

Conservative Fund

Moderate Fund

Period

Period

Period

Period

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

2007†

2007*

2007†

2007*

FROM OPERATIONS

Net Investment Income

$

53,264

$

39,396

$

4,886

$

232,930

Net Realized Gain (Loss) on Investments

(96,882)

4,459

(748,950)

589,445

Net Change in Unrealized Appreciation (Depreciation)

on Investments

293,810

151,749

2,432,120

560,498

Net Increase in Net Assets from Operations

250,192

195,604

1,688,056

1,382,873

Distributions to Shareholders from: (Note 1)**

Net Investment Income

A-Class

—

(4,908)

—

(43,427)

C-Class

—

(13,417)

—

(115,401)

H-Class

—

(20,629)

—

(75,440)

Realized Gain on Investments

A-Class

—

—)

—

(139,703)

C-Class

—

—)

—

(371,242)

H-Class

—

—)

—

(242,691)

Total Distributions to Shareholders

—

(38,954)

—

(987,904)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

A-Class

1,406,283

922,583

3,963,725

9,638,247

C-Class

2,359,292

3,683,969

11,821,807

19,780,346

H-Class

3,903,029

5,576,370

7,978,842

13,553,148

Redemption Fees Collected

A-Class

1,345

1,182

749

3,538

C-Class

3,050

3,237

1,633

6,693

H-Class

3,669

4,476

769

5,726

Value of Shares Purchased through Dividend Reinvestment

A-Class

—

4,090

—

155,723

C-Class

—

12,328

—

464,693

H-Class

—

20,356

—

289,437

Cost of Shares Redeemed

A-Class

(126,559)

(170,672)

(2,263,980)

(182,346)

C-Class

(1,417,144)

(942,760)

(2,874,250)

(1,849,883)

H-Class

(3,333,261)

(2,051,630)

(7,546,203)

(5,367,057)

Net Increase in Net Assets From Share Transactions

2,799,704

7,063,529

11,083,092

36,498,265

Net Increase in Net Assets

3,049,896

7,220,179

12,771,148

36,893,234

NET ASSETS—BEGINNING OF PERIOD

7,220,179

—

36,893,234

—

NET ASSETS—END OF PERIOD

$10,270,075

$ 7,220,179

$49,664,382

$36,893,234

Undistributed Net Investment Income—End of Period

$

70,296

$

17,032

$

4,886

$

—

* Since the commencement of operations: June 30, 2006.

distributions from realized gains.

** For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to

† Unaudited

12

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Essential Portfolio

Aggressive Fund

Period

Period

Ended

Ended

September 30,

March 31,

2007†

2007*

$

15,877

$

215,923

(998,491)

837,488

2,279,973

150,097

1,297,359

1,203,508

—

(107,051)

—

(45,811)

—

(63,061)

—

(698,818)

—

(299,049)

—

(411,659)

—

(1,625,449)

3,641,338

14,864,958

3,243,150

7,563,157

3,937,513

9,529,259

3,703

5,833

1,829

4,046

1,753

4,647

—

187,981

—

323,184

—

467,626

(4,229,996)

(977,024)

(2,086,338)

(1,287,560)

(3,584,329)

(3,386,978)

928,623

27,299,129

2,225,982

26,877,188

26,877,188

—

$29,103,170

$26,877,188

$

16,601

$

724

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

13

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

Net Realized

AVERAGE NET ASSETS:

NET ASSET

Net

and

Net Increase

Distributions

Distributions

Net

NET ASSET

Net

Net Assets,

BEGINNING

Income

Gains on

Value Resulting

Investment

Realized

Total

Fees

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

Redemption

Increase in

VALUE,

Total

Investment

Portfolio

End of

Period Ended

OF PERIOD

(Loss)†

Investments

from Operations

Income***

Gains***

Distributions

Collected

Value

PERIOD

Return†††

Expenses††

(Loss)

Rate

omitted)

September 30, 2007Δ

$10.70

$ .08

$

.29

$ .37

$ —

$ —

$ —

$ .01

$ .38

$11.08

3.55%

0.01%**

1.50%**

56%

$

2,103

Essential Portfolio Conservative Fund A-Class

March 31, 2007*

10.00

.20

.56

.76

(.09)

—

(.09)

.03

.70

10.70

7.94%

0.01%**

2.47%**

105%

782

September 30, 2007Δ

10.65

Essential Portfolio Conservative Fund C-Class

.04

.28

.32

—

—

—

.01

.33

10.98

3.10%

0.76%**

0.70%**

56%

3,845

March 31, 2007*

10.00

.08

.63

.71

(.09)

—

(.09)

.03

.65

10.65

7.44%

0.76%**

1.05%**

105%

2,804

September 30, 2007Δ

10.71

.08

.29

.37

—

—

—

.01

.38

11.09

3.55%

0.01%**

1.44%**

56%

4,321

Essential Portfolio Conservative Fund H-Class

March 31, 2007*

10.00

.15

.62

.77

(.09)

—

(.09)

.03

.71

10.71

8.04%

0.01%**

1.93%**

105%

3,634

Essential Portfolio Moderate Fund A-Class

March 31, 2007*

10.00

.18

.79

.97

(.10)

(.32)

(.42)

.01

.56

10.56

9.90%

—**

2.26%**

66%

9,719

September 30, 2007Δ

10.56

.02

.43

.45

—

—

—

—§

.45

11.01

4.26%

0.01%**

0.42%**

49%

11,870

Essential Portfolio Moderate Fund C-Class

March 31, 2007*

10.00

September 30, 2007Δ

10.50

(.02)

.43

.41

—

—

—

—§

.41

10.91

3.90%

0.76%**

(0.32)%**

49%

28,343

.11

.80

.91

(.10)

(.32)

(.42)

.01

.50

10.50

9.29%

0.75%**

1.34%**

66%

18,551

September 30, 2007Δ

10.56

.02

.43

.45

—

—

—

—§

.45

11.01

4.26%

0.01%**

0.40%**

49%

9,451

Essential Portfolio Moderate Fund H-Class

March 31, 2007*

10.00

.18

.79

.97

(.10)

(.32)

(.42)

.01

.56

10.56

9.90%

—**

2.32%**

66%

8,623

September 30, 2007Δ

10.28

.02

.55

.57

—

—

—

—§

.57

10.85

5.54%

0.01%**

0.29%**

44%

13,915

Essential Portfolio Aggressive Fund A-Class

March 31, 2007*

10.00

.24

.77

1.01

(.10)

(.64)

(.74)

.01

.28

10.28

10.37%

—**

3.11%**

92%

13,854

September 30, 2007Δ

10.22

(.02)

Essential Portfolio Aggressive Fund C-Class

.55

.53

—

—

—

—§

.53

10.75

5.19%

0.76%**

(0.46)%**

44%

8,029

March 31, 2007*

10.00

(.03)

.98

.95

(.10)

(.64)

(.74)

.01

.22

10.22

9.76%

0.75%**

(0.34)%**

92%

6,537

Essential Portfolio Aggressive Fund H-Class

March 31, 2007*

10.00

.15

.87

1.02

(.10)

(.64)

(.74)

.01

.29

10.29

10.48%

—**

1.94%**

92%

6,486

September 30, 2007Δ

10.29

.02

.55

.57

—

—

—

—§

.57

10.86

5.54%

0.01%**

0.29%**

44%

7,160

** Annualized

* Since the commencement of operations: June 30, 2006.

† Calculated using the average daily shares outstanding for the period.

*** For financial reporting purposes, certain distributions from net investment income for federal income tax purposes have been reclassified to distributions from realized gains.

†† Does not include expenses of the underlying funds in which the Funds invest.

§ Less than $.01 per share.

††† Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

Δ Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.

Organization and Significant Accounting Policies

A. Traditional open-end investment companies (“Mutual

Organization

Funds”) are valued at their Net Asset Value (the “NAV”)

The Rydex Series Funds (the “Trust”) is registered with

as of the close of business, usually 4:00 p.m. on the val-

the SEC under the Investment Company Act of 1940

uation date. Exchange Traded Funds (“ETFs”) and

(the “1940 Act”) as a non-diversified, open-ended

closed-end investment companies are valued at the last

investment company, and is authorized to issue an

quoted sales price.

unlimited number of no par value shares. The Trust

B. Securities transactions are recorded on the trade

offers five separate classes of shares, Investor Class

date for financial reporting purposes. Realized gains

Shares, Advisor Class Shares, A-Class Shares, C-Class

and losses from securities transactions are recorded

Shares, and H-Class Shares. C-Class Shares have a 1%

using the identified cost basis. Dividend income is

contingent deferred sales charge (“CDSC”) if shares are

recorded on the ex-dividend date, net of applicable

redeemed within 12 months of purchase. Sales of

taxes withheld by foreign countries. Interest income,

shares of each Class are made without a front-end sales

including amortization of premiums and accretion of

charge at the net asset value per share, with the excep-

discount, is accrued on a daily basis.

tion of A-Class Shares. A-Class Shares are sold at net

asset value, plus the applicable front-end sales charge.

C. Interest and dividend income, most expenses, all

realized gains and losses, and all unrealized gains and

losses are allocated to the Classes based upon the

The sales charge varies depending on the amount pur-

value of the outstanding shares in each Class. Certain

chased, but will not exceed 4.75%. A-Class Share pur-

chases of $1 million or more are exempt from the

front-end sales charge but have a 1% CDSC if shares

costs, such as distribution fees relating to A-Class

are redeemed within 18 months of purchase.

Shares and H-Class Shares and service and distribution

fees related to C-Class Shares, are charged directly to

At September 30, 2007, the Trust consisted of fifty-

specific Classes. In addition, certain expenses have

three separate Funds: twenty-two Benchmark Funds,

been allocated to the individual Funds in the Trust on a

one Money Market Fund, seventeen Sector Funds, ten

pro rata basis upon the respective aggregate net assets

Alternative Strategy Funds and three Essential Portfolio

of each Fund included in the Trust.

D. Distributions of net investment income and net real-

Funds. This report covers the three Essential Portfolio

Funds (the “Funds”), while the Benchmark Funds, the

Money Market Fund, the Sector Funds, and the

ized capital gains are recorded on the ex-dividend date

Alternative Strategy Funds are contained in separate

and are determined in accordance with income tax reg-

reports. Each Essential Portfolio Fund is a “fund of

ulations, which may differ from U.S. generally accepted

funds,” which means that each Fund seeks to achieve

accounting principles. These differences are primarily

its investment objective by investing primarily in other

due to differing treatments for items such as deferral of

Rydex mutual funds (the “underlying funds”) instead of

wash sales and post-October losses. Net investment

income and loss, net realized gains and losses, and net

assets are not affected by these differences.

individual securities. At September 30, 2007, only A-

Class, C-Class and H-Class Shares had been issued by

the Funds. All share classes of the funds are subject to

E. The preparation of financial statements in conformity

a 1% redemption fee when shares are redeemed within

with U.S. generally accepted accounting principles

30 days of purchase.

requires management to make estimates and assump-

tions that affect the reported amount of assets and lia-

bilities and disclosure of contingent assets and liabilities

Rydex Investments provides advisory, transfer agent

and administrative services, and accounting services to

the Trust. Rydex Distributors, Inc. (the “Distributor”)

at the date of the financial statements and the reported

acts as principal underwriter for the Trust. Both Rydex

amounts of revenues and expenses during the reporting

Investments and the Distributor are affiliated entities.

period. Actual results could differ from these estimates.

2.

Financial Instruments

As part of their investment strategies, the underlying

Significant Accounting Policies

funds may utilize short sales and a variety of derivative

The following significant accounting policies are in con-

instruments, including options, futures, options on

formity with U.S. generally accepted accounting princi-

futures, structured notes, and swap agreements. These

ples and are consistently followed by the Trust. All time

investments involve, to varying degrees, elements of

references are based on Eastern Time. The information

market risk and risks in excess of the amounts reflected

contained in these notes may not apply to every Fund

in the underlying funds’ NAVs.

in the Trust.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Throughout the normal course of business, the underly-

notes an underlying fund invests in which may make it

ing funds enter into contracts that contain a variety of

difficult for that underlying fund to sell the structured

representations and warranties which provide general

notes it holds at an acceptable price or to accurately

indemnifications. The underlying funds’ maximum

value them. In addition, structured notes are subject to

exposure under these arrangements is unknown, as this

the risk that the counterparty to the instrument, or

would involve future claims that may be made against

issuer, might not pay interest when due or repay princi-

the underlying funds and/or their affiliates that have

pal at maturity of the obligation. Although the Trust will

not yet occurred. However, based on experience, the

not invest in any structured notes unless Rydex

underlying funds expect the risk of loss to be remote.

Investments believes that the issuer is creditworthy, an

amount expected to be received in the event of the

Short sales are transactions in which an underlying fund

underlying fund does bear the risk of loss of the

default or bankruptcy of the issuer.

sells an equity or fixed income security it does not own.

If the security sold short decreases in price between

the times the underlying fund sells the security and

The use of swaps involves risks that are different from

closes its short position, that underlying fund will real-

those associated with ordinary portfolio securities trans-

ize a gain on the transaction. Conversely, if the security

actions. Swap agreements may be considered to be

increases in price during the period, that underlying

illiquid. Although the Trust will not enter into any swap

fund will realize a loss on the transaction. The risk of

agreement unless Rydex Investments believes that the

such price increases is the principal risk of engaging in

other party to the transaction is creditworthy, the

short sales. Short dividends or interest expense is a

underlying funds bear the risk of loss of the amount

cost associated with the investment objective of short

expected to be received under a swap agreement in

sales transactions, rather than an operational cost asso-

the event of the default or bankruptcy of the agree-

ciated with the day-to-day management of any mutual

ment counterparty.

fund.

There are several risks associated with credit default

The risk associated with purchasing options is limited to

swaps. Credit default swaps involve the exchange of a

the premium originally paid. The risk in writing a cov-

fixed-rate premium for protection against the loss in

ered call option is that an underlying fund may forego

value of an underlying debt instrument in the event of

the opportunity for profit if the market price of the

a defined credit event (such as payment default or

underlying security increases and the option is exer-

bankruptcy). Under the terms of the swap, one party

cised. The risk in writing a covered put option is that an

acts as a “guarantor,” receiving a periodic payment

underlying fund may incur a loss if the market price of

that is a fixed percentage applied to a notional princi-

the underlying security decreases and the option is

pal amount. In return, the party agrees to purchase the

exercised. In addition, there is the risk that an underly-

notional amount of the underlying instrument, at par, if

ing fund may not be able to enter into a closing trans-

a credit event occurs during the term of the swap. An

action because of an illiquid secondary market or, for

underlying fund may enter into credit default swaps in

over-the-counter options, because of the counterparty’s

which that underlying fund or its counterparty act as

inability to perform.

guarantors. By acting as the guarantor of a swap, that

the underlying instrument, including liquidity and loss

There are several risks in connection with the use of

underlying fund assumes the market and credit risk of

futures contracts. Risks may be caused by an imperfect

correlation between movements in the price of the

of value.

instruments and the price of the underlying securities.

In conjunction with the use of short sales, options,

In addition, there is the risk that an underlying fund

futures, options on futures, and swap agreements, the

may not be able to enter into a closing transaction

underlying funds are required to maintain collateral in

because of an illiquid secondary market.

various forms. The underlying funds use, where appro-

There are several risks associated with the use of struc-

priate, depending on the financial instrument utilized

tured notes. Structured securities are leveraged,

and the broker involved, margin deposits at the broker,

thereby providing an exposure to the underlying

cash and/or securities segregated at the custodian

benchmark of three times the face amount and increas-

bank, discount notes, or the repurchase agreements

ing the volatility of each note relative to the change in

allocated to each underlying fund.

the underlying linked financial instrument. A highly liq-

The risks inherent in the use of structured notes,

uid secondary market may not exist for the structured

options, short sales, futures contracts, options on

16

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

futures contracts, and swap agreements, include i)

suant to Rule 12b-1 under the 1940 Act, as amended. If

adverse changes in the value of such instruments; ii)

a Service Provider provides distribution or shareholder

imperfect correlation between the price of the instru-

services, the Distributor will, in turn, pay the Service

ments and movements in the price of the underlying

Provider for the services it provides at an annual rate

securities, indices, or futures contracts; iii) the possible not to exceed 0.25% of the average daily net assets of

absence of a liquid secondary market for any particular

a Fund.

instrument at any time; and iv) the potential of counter-

party default.

The Funds have adopted a Distribution and

Shareholder Services Plan applicable to its C-Class

The Trust has established strict counterparty credit

Shares that allows the Funds to pay annual distribution

guidelines and enters into transactions only with finan-

and service fees of 0.75% of the Funds’ C-Class Shares

cial institutions of investment grade or better.

average daily net assets. The annual 0.25% service fee

3.

Fees And Other Transactions With Affiliates

compensates the shareholder’s financial advisor for pro-

Rydex Investments manages the investment and the

viding on-going services to the shareholder. The annual

reinvestment of the assets of each of the Funds in

0.50% distribution fee reimburses the Distributor for

accordance with the investment objectives, policies,

paying the shareholder’s financial advisor an ongoing

sales commission. The Distributor advances the first

and limitations of each Fund, however, the Funds do

year’s service and distribution fees to the financial advi-

not pay Rydex Investments a management fee. As part

sor. The Distributor retains the service and distribution

of its agreement with the Trust, Rydex Investments will

pay all expenses of the Funds, including the cost of

fees on accounts with no authorized dealer of record.

transfer agency, fund administration, audit and other

During the period ended September 30, 2007, the

services, excluding interest expense, taxes (expected to

Distributor retained sales charges of $370,341 relating

be de minimis), brokerage commissions and other

to sales of A-Class Shares of the Trust.

expenses connected with the execution of portfolio

Certain officers and trustees of the Trust are also offi-

transactions, short dividend expenses, and extraordi-

cers of Rydex Investments.

4.

Federal Income Tax Information

nary expenses.

Each Fund indirectly bears a proportionate share of the

The Funds intend to comply with the provisions of

total operating expenses (including investment man-

agement, shareholder servicing, custody, transfer

Subchapter M of the Internal Revenue Code and will

agency, audit and other underlying fund expenses) of

distribute substantially all net investment income and

the underlying funds in which the Fund invests. In addi-

capital gains to shareholders. Therefore, no Federal

tion, some underlying funds charge redemption fees if

income tax provision has been recorded.

a shareholder, including a Fund, redeems shares before

Income and capital gain distributions are determined in

the end of the Funds’ requisite holding period.

accordance with Federal income tax regulations, which

Therefore, if a Fund sells shares of an underlying fund

may differ from U.S. generally accepted accounting

that is subject to a redemption fee, that Fund will be

principles. These differences are primarily due to differ-

responsible for paying the redemption fee to the

ing treatments for derivatives, foreign currency transac-

underlying fund.

tions, losses deferred due to wash sales, losses

deferred due to post-October losses, and excise tax

Rydex Investments provides transfer agent, accounting

regulations.

services and administrative services to the Funds.

However, the related fees are paid by Rydex

Permanent book and tax basis differences, if any, will

Investments, as noted above.

result in reclassifications. This includes reclasses due to

The Funds have not adopted a Distribution Plan and a

net operating losses, non-deductible expenses, differ-

ences in the treatment of certain investments, and the

Shareholder Services Plan with respect to A-Class

utilization of earnings and profits distributed to the

Shares and H-Class Shares. Instead, the Funds invest in

shareholders on redemption of shares as part of the

underlying funds that have a distribution plan that

allows the underlying funds to pay distribution fees to

dividends paid deduction for income tax purposes.

These reclassifications have no effect on net assets or

the Distributor and other firms that provide distribution

services (“Service Providers”). The underlying funds will

net asset values per share.

pay distribution fees to the Distributor at an annual rate

At September 30, 2007, the cost of securities for

not to exceed 0.25% of average daily net assets, pur-

Federal income tax purposes, the aggregate gross

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Gain

Essential Portfolio Conservative Fund

$

9,808,058

$

370,203

$

(32,801)

$

337,402

Essential Portfolio Moderate Fund

46,889,741

2,628,257

(375,657)

2,252,600

Essential Portfolio Aggressive Fund

26,837,123

2,252,419

(304,803)

1,947,616

5.

Securities Transactions

During the period ended September 30, 2007, the cost of purchases and proceeds from sales of investment securities,

excluding short-term and temporary cash investments, were:

Essential Portfolio

Essential Portfolio

Essential Portfolio

Conservative Fund

Moderate Fund

Aggressive Fund

Purchases

$7,855,479

$33,745,339

$14,267,667

Sales

$4,994,995

$22,443,332

$13,243,765

18

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

6.

Share Transactions

The Trust is authorized to distribute an unlimited number of no par value shares. Transactions in shares for the periods presented were:

Shares Purchased

Purchased through

Net Shares

Dividend Reinvestment

Shares Redeemed

Purchased (Redeemed)

September 30,

Period Ended

Period Ended

March 31,

September 30,

Period Ended

Period Ended

March 31,

September 30,

Period Ended

Period Ended

March 31,

September 30,

Period Ended

Period Ended

March 31,

2007†

2007*

2007†

2007*

2007†

2007*

2007†

2007*

Essential Portfolio Conservative Fund

A-Class

C-Class

128,423

88,762

—

391

(11,621)

(16,079)

116,802

73,074

H-Class

357,705

218,157

532,377

352,492

—

—

1,942

1,181

(307,403)

(131,298)

(195,033)

(90,295)

50,302

86,859

263,378

Essential Portfolio Moderate Fund

339,286

A-Class

C-Class

1,099,087

366,190

1,899,090

922,952

—

—

15,148

45,380

(208,777)

(268,277)

(177,838)

(17,395)

830,810

157,413

1,766,632

920,705

Essential Portfolio Aggressive Fund

H-Class

731,407

1,302,388

—

28,155

(689,789)

(513,905)

41,618

816,638

A-Class

342,147

1,423,819

—

18,742

(407,186)

(95,539)

(65,039)

1,347,022

C-Class

H-Class

373,529

309,072

914,707

734,083

—

—

46,623

32,351

(344,643)

(201,573)

(330,784)

(127,041)

107,499

28,886

630,546

639,393

† Unaudited

* Since the commencement of operations: June 30, 2006.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

7.

New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recog-

nized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset value calculations as late as a fund’s last net asset value calculation in the first required financial statement reporting period. Management adopted FIN 48 on

September 28, 2007. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 15, 2006, the FASB released Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value

Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.

Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Funds’ financial statements.

8.

Acquisition of Rydex Investments and the Distributor

On June 28, 2007, Rydex NV, Inc. and Security Benefit Corporation (“Security Benefit”) entered into an agreement pur-

suant to which Rydex Investments, together with several other Rydex entities, will be acquired by Security Benefit, a financial services firm that provides a broad variety of financial programs to investors in the advisor, banking, education,

government, institutional, and qualified plan markets (the “Transaction”). Upon completion of the Transaction, Rydex

Investments and the Distributor will be wholly-owned subsidiaries of Security Benefit. While the Transaction will have no material impact on the Funds or their shareholders, it will result in a change of control of Rydex Investments, which in turn will cause the termination of the investment advisory agreement between Rydex Investments and the Funds.

As a result, a Special Meeting of Shareholders (the “Meeting”) of the Funds was held on October 4, 2007, for the pur-

pose of asking shareholders of record to approve a new investment advisory agreement between Rydex Investments and the Funds under substantially the same terms as the previous investment advisory agreement (the “New

Agreement”). If approved by shareholders, the New Agreement will take effect upon the closing of the Transaction,

which is currently anticipated to occur in the 4th Quarter of 2007. Shareholders of the Funds will receive additional, and more detailed, information about the Transaction as that information becomes available.

The Transaction will have no impact on the day-to-day operations of Rydex Investments, the fees payable to Rydex

Investments under the New Agreement, or the persons responsible for the management of the Funds. Thus, the

Transaction should have no impact on the Funds’ shareholders.

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q which is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public

Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

Rydex Investments Board Review and Approval of the Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) requires that the initial approval of, as well as the continuation of, a fund’s investment advisory agreement be specifically approved by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”),

cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. In addition, the Securities and Exchange

Commission (the “SEC”) takes the position that, as part of their fiduciary duties with respect to fund fees, fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Rydex Series Funds Board of Trustees (the “Board”) generally calls and holds one meeting each year that is dedicated to considering whether to renew the investment advisory agreements between

Rydex Series Funds (the “Trust”) and PADCO Advisors, Inc., which does business under the name Rydex Investments

(“Rydex Investments”), (the “Current Agreements”) with respect to existing funds in the Trust, including the funds dis-

cussed in this Semi-Annual Report (each a “Fund” and collectively, the “Funds”), and to reviewing certain other agree-

ments pursuant to which Rydex Investments provides investment advisory services to certain other registered investment companies. In preparation for the meeting, the Board requests and reviews a wide variety of materials pro-

vided by Rydex Investments, including information about Rydex Investments’ affiliates, personnel and operations. The

Board also receives data provided by third parties. This information is in addition to the detailed information about the

Funds that the Board reviews during the course of each year, including information that relates to Fund operations and performance. The Board also receives a memorandum from Fund counsel regarding the responsibilities of the Board for the approval of investment advisory agreements. In addition, the Independent Trustees receive advice from independ-

ent counsel to the Independent Trustees, meet in executive session outside the presence of fund management, and participate in question and answer sessions with representatives of Rydex Investments.

At a Special Meeting of the Board held on July 10, 2007, and subsequently, during the Board’s regular quarterly meet-

ing held on August 27 and 28, 2007 (the “Annual Renewal Meeting” and together with the July 10, 2007 Meeting, the

“Meetings”), the Board considered and voted in favor of new investment advisory agreements for Rydex Series Funds

(each, a “New Agreement” and collectively, the “New Agreements”), which, subject to their approval by each Fund’s shareholders, will enable Rydex Investments to continue to serve as investment adviser to each Fund after the comple-

tion of the acquisition of Rydex Investments’ parent, Rydex Holdings, Inc. (the “Transaction”). During the Annual

Renewal Meeting, the Board also considered and approved the selection of Rydex Investments and the continuance of the Current Agreements for an additional one-year period or until the closing of the Transaction, based on its review of qualitative and quantitative information provided by Rydex Investments.

Board Considerations in Approving the New Agreements and the Continuation of the Current Agreements

In preparation for the Annual Renewal Meeting, the Board requested and received written materials from Rydex

Investments about: (a) the quality of Rydex Investments’ investment management and other services; (b) Rydex

Investments’ investment management personnel; (c) Rydex Investments’ operations and financial condition; (d) Rydex

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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21

OTHER INFORMATION (Unaudited) (continued)

Investments’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that Rydex Investments charges the Funds compared with the fees it charges to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of

Rydex Investments’ profitability from its Fund-related operations; (h) Rydex Investments’ compliance systems; (i) Rydex

Investments’ policies on and compliance procedures for personal securities transactions; (j) Rydex Investments’ reputa-

tion, expertise and resources in the financial markets; and (k) Fund performance compared with similar mutual funds.

Certain of these considerations are discussed in more detail below.

In its deliberations at the Annual Renewal Meeting, the Board did not identify any single piece of information that was all-important or controlling. Based on the Board’s deliberations and its evaluation of the information referenced above and described in more detail below, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Current Agreements and New Agreements were fair and reasonable; (b) concluded that Rydex

Investments’ fees were reasonable in light of the services that Rydex Investments provides to the Funds; (c) agreed to renew each Current Agreement for an additional one-year term; and (d) agreed to approve the New Agreements for an initial term of two years.

In approving the New Agreements and the continuation of the Current Agreements at the Annual Renewal Meeting, the

Board, including the Independent Trustees advised by independent counsel, considered the factors discussed below.

Nature, Extent And Quality Of Services Provided By Rydex Investments

At the Annual Renewal Meeting, the Board reviewed the scope of services to be provided by Rydex Investments under each Current Agreement and noted that there would be no significant differences between the scope of serv-

ices required to be provided by Rydex Investments for the past year and the scope of services required to be pro-

vided by Rydex Investments for the upcoming year. In reviewing the scope of services provided to the Funds by Rydex

Investments, the Board reviewed and discussed Rydex Investments’ investment experience, noting that Rydex

Investments and its affiliates have committed significant resources over time to the support of the Funds. The Board also considered Rydex Investments’ compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that Rydex Investments provides information regarding the portfolio management and com-

pliance to the Board on a periodic basis in connection with regularly scheduled meetings of the Board. In addition to the above considerations, the Board reviewed and considered Rydex Investments’ investment processes and strate-

gies, and matters related to Rydex Investments’ portfolio transaction policies and procedures. With respect to those

Funds that invest in unaffiliated ETFs in reliance on exemptive orders pursuant to Section 12(d)(1), the Board consid-

ered and determined that the advisory fees charged under the Current Agreements are based on services provided that will be in addition to, rather than duplicative of, the services provides under the investment advisory agreement of any ETF in which the Funds are invested. In particular, the Board recognized that Rydex Investments must manage a Fund’s investment in an unaffiliated ETF in the same manner as other investments in the Fund’s portfolio in order to ensure that the Fund achieves its investment objective. Thus, a Fund’s investment in an unaffiliated ETF does not alle-

viate Rydex Investments’ duties and responsibilities as investment adviser to the Fund. The Board also noted the sub-

stantial volume of portfolio trades and shareholder transaction activity, in general, processed by Rydex Investments due to the unlimited exchange policy of the majority of the Funds. The Board further noted that the Funds have con-

sistently met their investment objectives since their respective inception dates. Based on this review, the Board con-

cluded that the nature, extent, and quality of services to be provided by Rydex Investments to the Funds under the

Current Agreements were appropriate and continued to support the Board’s original selection of Rydex Investments as investment adviser to the Funds.

Fund Expenses And Performance Of The Funds And Rydex Investments

At the Annual Renewal Meeting, the Board reviewed statistical information prepared by Rydex Investments regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other funds registered under the 1940 Act deter-

mined by Rydex Investments to comprise each Fund’s applicable peer group. Because few funds seek to provide unlimited exchange privileges similar to those of the majority of the Funds, each Fund’s applicable peer group is gen-

erally limited to the funds of two unaffiliated mutual fund families. In addition, the Board reviewed statistical informa-

tion prepared by Rydex Investments relating to the performance of each Fund, as well as each Fund’s ability to successfully track its benchmark over time, and a comparison of each Fund’s performance to funds with similar invest-

ment objectives for the same periods and to appropriate indices/benchmarks, in light of total return, yield and market

22

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

trends. The Board further noted that despite the unique nature of the Funds, the peer fund information presented to the Board was meaningful because the peer funds’ investment objectives and strategies were closely aligned with those of the Funds. The Board noted that most of the Funds either outperformed their peer funds or performed in line with them over relevant periods. The Board also noted that the investment advisory fees for the Funds were equivalent to those of their peers and that the overall expenses for the Funds were only slightly higher than the total expenses of the peer funds, due in part to differing share classes and distribution fees. Based on this review, the

Board concluded that the investment advisory fees and expense levels and the historical performance of the Funds, as managed by Rydex Investments, as compared to the investment advisory fees and expense levels and performance of the peer funds, were satisfactory for the purposes of approving the continuance of the Current Agreements.

Costs Of Services Provided To The Funds And Profits Realized By Rydex Investments And Its Affiliates

At the Annual Renewal Meeting, the Board reviewed information about the profitability of the Funds to Rydex

Investments based on the advisory fees payable under the Current Agreements for the last calendar year. Rydex

Investments also presented the Board with material discussing its methodology for determining the level of advisory fees assessable to the Funds. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to

Rydex Investments. The Board also reviewed information regarding direct revenue received by Rydex Investments and ancillary revenue received by Rydex Investments and/or its affiliates in connection with the services provided to the

Funds by Rydex Investments (as discussed below) and/or its affiliates. The Board also discussed Rydex Investments’

profit margin as reflected in Rydex Investments’ profitability analysis and reviewed information regarding economies of scale (as discussed below). Based on this review, the Board concluded that the profits to be realized by Rydex

Investments and its affiliates under the Current Agreements and from other relationships between the Funds and

Rydex Investments and/or its affiliates, if any, were within the range the Board considered reasonable and appropriate.

Economies Of Scale

In connection with its review of the Funds’ profitability analysis at the Annual Renewal Meeting, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels.

The Board noted that neither the Current Agreements nor the New Agreements for the Funds provided for any breakpoints in the investment advisory fees as a result of increases in the asset levels of the Funds. The Board also noted that though Rydex Investments’ assets under management were significant, the amount is spread among more than 100 Funds. Further limiting the realization of economies of scale, is the ability of shareholders of many of the

Funds to engage in unlimited trading. The Board also reviewed and considered Rydex Investments’ historic profitabil-

ity as investment adviser to the Funds and determined that reductions in advisory fees or additions of breakpoints were not warranted at this juncture. Based on this review, the Board, recognizing its responsibility to consider this issue at least annually, determined that the economies of scale, if any, were de minimis.

Other Benefits To Rydex Investments And/Or Its Affiliates

At the Annual Renewal Meeting, in addition to evaluating the services provided by Rydex Investments, the Board also considered the nature, extent, quality and cost of the administrative, distribution, and shareholder services performed by Rydex Investments’ affiliates under separate agreements. The Board noted that Rydex Investments reports its use of soft dollars to the Board on a quarterly basis, as well as any portfolio transactions on behalf of the Funds placed through an affiliate of the Funds or Rydex Investments pursuant to Rule 17e-1 under the 1940 Act. Based on its review, the Board concluded that the nature and quality of the services provided by Rydex Investments’ affiliates to each Trust will benefit the Funds’ shareholders, and that any ancillary benefits would not be disadvantageous to the

Funds’ shareholders, particularly in light of the Board’s view that the Funds’ shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment strategies and services.

Additional Considerations in Approving the New Agreements

On June 18, 2007, the Trustees met with representatives of Security Benefit and the management of Rydex Investments for the purpose of learning more about Security Benefit and the proposed Transaction. Immediately following the announcement that Rydex and Security Benefit entered into a purchase and sale agreement, the Trustees requested that Rydex Investments provide the Board with additional information pertaining to the effect of the proposed change of control on Rydex Investments’ personnel and operations and the terms of the New Agreements. Rydex Investments presented its response to the Board’s request for additional information prior to and at a Special Meeting of the Boards of Trustees held on July 10, 2007. Rydex Investments provided the Board with oral and written information to help the

Board evaluate the impact of the change of control on Rydex Investments, Rydex Investments’ ability to continue to

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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23

OTHER INFORMATION (Unaudited) (concluded)

provide investment advisory services to the Funds under the New Agreements, and informed the Board that the con-

tractual rate of Rydex Investments’ fees will not change under the New Agreements. Rydex Investments also affirmed that the terms of the New Agreements were the same in all material respects to those of the Current Agreements.

The Trustees deliberated on the approval of each New Agreement in light of the information provided. The Board determined that the terms of the New Agreements set forth materially similar rights, duties and obligations on Rydex

Investments with regard to the services to be provided to the Trusts, and provided at least the same level of protection to each Trust, the Funds and the Funds’ shareholders as the Current Agreements. The Board also noted that Rydex

Investments’ fee for its services to the Funds under the New Agreements would be the same as its fees under the

Current Agreements. The Board further noted that all considerations, determinations and findings related to the approval of the continuation of the Current Agreements, as discussed above, were equally relevant to their approval of the New Agreements, along with the additional factors relevant to the proposed change of control discussed below.

Nature, Extent And Quality Of Services Provided By The Advisor

The Board noted that Rydex Investments was taking appropriate steps to maintain its associates through the closing of the Transaction by, in part, keeping them informed of the potential Transaction and awarding key personnel with incentives to emphasize their value to Rydex Investments. As a result of these efforts, it is anticipated that the key investment and management personnel servicing the Funds will remain with Rydex Investments following the

Transaction and that the investment and management services provided to the Funds by Rydex Investments will not change. The Board also considered Rydex Investments’ and Security Benefit’s representations to the Board that

Security Benefit intends for Rydex Investments to continue to operate following the closing of the Transaction in much the same manner as it operates today, and that the Transaction should have no impact on the day-to-day operations of Rydex Investments, or the persons responsible for the management of the Funds. Based on this review, the Board concluded that the range and quality of services provided by Rydex Investments to the Funds were appropriate and were expected to continue under the New Agreements, and that there was no reason to expect the consummation of the Transaction to have any adverse effect on the services provided by Rydex Investments and its affiliates or the future performance of the Funds.

Fund Expenses

The Board also considered the fact that the fees payable to Rydex Investments and other expenses of the Funds would be the same under the New Agreements as they are under the Current Agreements, and on this basis, the

Board concluded that these fees and expenses continued to be satisfactory for the purposes of approving the New

Agreements. More detailed information regarding the fees under each New Agreement is contained in the Proxy

Statement and accompanying materials dated September 6, 2007.

Costs Of Services Provided To The Funds And Profits Realized By Rydex Investments And Its Affiliates

Because Rydex Investments’ fees under the New Agreements are the same as those assessed under the Current

Agreements, the Board concluded that the profits to be realized by Rydex Investments and its respective affiliates under the New Agreements and from other relationships between the Funds and Rydex Investments, if any, should remain within the range the Board considered reasonable and appropriate. The Board further noted that, although it is not possible to predict how the Transaction may affect Rydex Investments’ future profitability from its relationship with the Funds, this matter would be given further consideration on an annual basis going forward.

Economies Of Scale

The Board further considered the potential economies of scale that may result from the Transaction, and concluded that the extent of such economies of scale could not be predicted in advance of the closing of the Transaction.

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and

Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFICERS

Length of Service

Name, Position and

As Trustee

Number of

–––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––––––––

(Year Began)

––––––––––——––––––

Funds Overseen

Carl G. Verboncoeur*

Rydex Series Funds – 2004

141

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Chief Executive Officer and Treasurer of Rydex Specialized Products, LLC (2005

to present); Chief Executive Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to present); Executive Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

141

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Secretary of Rydex Specialized Products, LLC (2005 to present); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex Variable Trust (1998 to present); Vice President of Rydex

Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust (2002 to present); President and Trustee of Rydex Capital

Partners SPhinX Fund (2003 to 2006); President of Rydex Investments (2004 to present); Chief Operating Officer of Rydex

Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Name, Position and

Length of Service As Trustee

Number of

–––––––––––––––––––––

Year of Birth

––––––––––––––––––––––––––––––––

(Year Began)

––––––––––——––––––

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

133

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

133

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

133

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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25

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Name, Position and

Length of Service As Trustee

Number of

–––––––––––––––––––––

Year of Birth

Rydex Series Funds – 2005

––––––––––––––––––––––––––––––––

(Year Began)

––––––––––——––––––

Funds Overseen

Werner E. Keller

133

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

133

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

133

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

133

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

–––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to

Vice President and Treasurer (1963)

present); Vice President and Treasurer of Rydex Series Funds,

Rydex Variable Trust, Rydex Dynamic Funds, and Rydex ETF Trust

(2003 to present); Senior Vice President of Rydex Investments

(2003 to present); Vice President and Treasurer of Rydex Capital

Partners SPhinX Fund (2003 to 2006); Vice President of Accounting

of Rydex Investments (2000 to 2003)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable

Chief Compliance Officer and

Trust, and Rydex Dynamic Funds (2004 to present); Secretary of

Secretary (1966)

Rydex Series Funds, Rydex Variable Trust, and Rydex Dynamic

Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex Investments

(2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust,

Assistant Treasurer (1966)

Rydex Dynamic Funds, Rydex ETF Trust (2006 to present); Vice

President of Rydex Investments (2004 to present); Director of

Accounting of Rydex Investments (2003 to 2004); Vice President of

Mutual Funds, State Street Bank & Trust (2000 to 2003)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex

Controller (1974)

Dynamic Funds, Rydex ETF Trust (2006 to present); Director of

Fund Administration of Rydex Investments (2001 to present)

this person is affiliated with Rydex Investments.

* Officers of the Fund are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800-820-0888

RSEP-SEMI-0907x0308